                                                                    EXHIBIT 13.2



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with amendment No. 1 to the Annual Report of Hollinger Inc. (the "Company") on Form 20-F/A for the period ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Frederick A. Creasey, Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



     By:  /s/ Frederick A. Creasey
          ---------------------------------
          Name: Frederick A. Creasey
          Title: Vice President and Chief Financial Officer
          Hollinger Inc.

September 15, 2003